EXHIBIT 10.1

                 2005 Non-Qualified Stock Award and Option Plan

1. NAME.

The name of this plan is the Winmax Trading Group, Inc. 2005 Non-Qualified Stock Award and Option Plan.

2. DEFINITIONS. For the purposes of the Plan, the following terms shall be defined as set forth below:

(a) 'Affiliate' means any partnership, corporation, firm, joint venture, association, trust, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term 'controlled by' means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

(b) 'Board' means the board of directors of the Company.

(c) 'Cause' as applied to any Participant means: (i) the conviction of such individual for the commission of any felony; (ii) the commission by such individual of any crime involving moral turpitude (e.g., fraud, larceny, embezzlement, willfully violent conduct) or (iii) substantial refusal to comply or default in complying with the directions of the Board.

(d) 'Code' means the Internal Revenue Code of 1986, as amended from time to time and the Treasury regulations promulgated thereunder.

(e) 'Committee' means the Board or a committee appointed by the Board to administer the Plan as provided in Section 4(a). Such Committee shall consist of any two Directors.

(f) 'Common Stock' means the $.001 par value common stock of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

(g) 'Company' means Winmax Trading Group, Inc., a Florida corporation.

(h) `Eligible Consultant' means any natural person who provides bona fide services to the Company not in connection with the offer or sale of securities in a capital raising transaction, and whose services do not directly or indirectly promote or maintain a market for the Company's securities.

(i) 'Director' means an individual who is now, or hereafter becomes, a member of the Board or of the board of directors of any Subsidiary or Affiliate.

(j) 'Employee' means an individual employed by the Company, a Subsidiary, or an affiliate whose wages, if an employee in the United States, are subject to the withholding of federal income tax under Section 3401 of the Code.

(k) 'Exchange Act' means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(l) 'Fair Market Value' of a Share as of a specified date means, except as otherwise reasonably determined by the board or Committee based on reported prices of a Share, (i) the average of the closing prices for one share of stock or (ii) the average of the highest and lowest market prices of a Share on the over-the-counter market, the average of the highest bid and lowest asked prices per Share on the specified date (or the next preceding date on which trading was reported) as reported through the NASDAQ National Market system or any successor thereto.

(m) 'NQSO Plan' means the Company's 2005 Amended Non-Qualified Stock Award and Option Plan.

(n) 'NQSO' means a stock option granted under the NQSO Plan, which option does not qualify for favorable tax treatment under Sections 421, 422 or 423 of the Code.

(o) 'Officer' means an individual elected or appointed by the Board or by the board of directors of a Subsidiary or Affiliate or chosen in such other manner as may be prescribed by the by-laws of the Company, a Subsidiary or Affiliate, as the case may be, to serve as such, or, in the case of an Affiliate which is not a corporation, any individual elected or appointed to fulfill a similar function by a body or individual exercising similar authority.

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(p) 'Option' means a NQSO granted under the Plan.

(q) 'Participant' means an individual who is granted an Option under the Plan.

(r) 'Plan' means this 2005 Non-Qualified Stock Award and Option Plan as it may be amended from time to time.

(s) 'Rule 16b-3' means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

(t) 'Share' means one share of Common Stock of the Company.

(u) 'Stock Option Agreement' means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to an Option.

(v) 'Subsidiary' means any corporation of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total combined voting power of all classes of its stock having voting power and which qualifies as a subsidiary corporation pursuant to Section 424(f) of the Code.

3. PURPOSE.

The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in shareholder value, to certain employees and eligible consultants in order that they will be encouraged to promote the financial success and progress of the Company thereby encouraging such persons to accept or continue their relationships with the Company; to align the interests of such persons with those of the Company's stockholders through stock ownership; and furnishing such persons with an incentive to improve operations and increase profits of the Company.

4. ADMINISTRATION.

(a) COMPOSITION OF THE COMMITTEE.

The Plan shall be administered by the Board or a committee appointed by the Board. Members of that committee shall be entitled to participate in the Plan. Subject to the provisions of the first sentence of this Section 4(a), the Board may from time to time remove members from, or add members to, that committee. Vacancies on that committee, however caused, shall be filled by the Board.

(b) ACTIONS BY THE COMMITTEE.

The Committee shall hold meetings (in person or telephonically) at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

(c) POWERS OF THE COMMITTEE.

Subject to the express terms and conditions hereof, the Committee shall have the authority to administer the Plan in its sole and absolute discretion. To this end, the Committee is authorized to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan, including, but not limited to, the authority to determine the eligible individuals who shall be granted Options, the number of Options to be granted, the vesting period, if any, for all Options granted hereunder, the date on which any Option becomes first exercisable and the number of Shares subject to each Option. The Committee may delegate to an Officer its authority to grant Options to eligible individuals under the Plan who are not Officers; provided, however, that Options to purchase no more than 1,000,000 Shares may be granted to any individual in any calendar year pursuant to such delegation of authority. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant. Any controversy or claim arising out of or related to this Plan shall be determined by the Committee.

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(d) LIABILITY OF COMMITTEE MEMBERS.

No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of an Option thereunder.

(e) OPTION ACCOUNTS.

The Committee shall maintain or cause to be maintained a journal in which a separate account for each Participant shall be established. Whenever an Option is granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 10(b) hereof.

5. EFFECTIVE DATE AND TERM OF THE PLAN.

(a) EFFECTIVE DATE OF THE PLAN.

The Plan was adopted by the Board on July 8, 2005 and became effective on such date (the "Effective Date").

(b) TERM OF PLAN.

No Option shall be granted pursuant to the Plan on or after ______, 2010, but Options theretofore granted may extend beyond that date.

6. TYPE OF OPTIONS AND SHARES SUBJECT TO THE PLAN.

Options granted under the Plan are NQSOs. If any Option granted under the Plan expires or is terminated for any reason, any Shares as to which the Option has not been exercised shall again be available for purchase under Options subsequently granted; PROVIDED, HOWEVER, that at all times during the term of the Plan, the Company shall reserve and keep available for issuance sufficient common shares to issue upon the exercise of all the outstanding Options. The aggregate total of all options to be granted to Participants under this Plan shall be 3,000,000 options to purchase 3,000,000 shares of common stock.

7. SOURCE OF SHARES ISSUED UNDER THE PLAN.

Common Stock issued under the Plan may consist, in whole or in part, of authorized or unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

8. ELIGIBILITY.

The individuals eligible for the grant of Options under the Plan shall be: (i) all Directors, Officers and Employees and (ii) such eligible consultants determined by the Committee to be rendering substantial services as a consultant or independent contractor to the Company or any Subsidiary or Affiliate of the Company, as the Committee shall determine from time to time in its sole and absolute discretion.

9. OPTIONS.

(a) GRANT OF OPTIONS.

Subject to any applicable requirements of the Code and any regulations issued thereunder, the date of the grant of an Option shall be the date on which the Committee determines to grant the Option.

(b) EXERCISE PRICE OF OPTIONS.

The exercise price of each option shall be fifty cents ($.50) per option. Each option is convertible into one share of common stock ($.001 par value per share) of the Company.

(c) EXERCISE PERIOD.

Each Option granted hereunder shall vest and become first exercisable as determined by the Committee in its sole and absolute discretion and set forth in the Stock Option Agreement.

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(d) TERMS AND CONDITIONS.

All Options granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or Option), approved by the Committee which shall be subject to the following express terms and conditions and the other terms and conditions as are set forth in this Section 9, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

      (i) the failure of an Option to vest when due to vest pursuant to its terms for any reason whatsoever shall cause the unvested Option to expire and be of no further force or effect;

      (ii) unless terminated earlier pursuant to Sections 9(i) or 11 hereof, the term of any Option granted under the Plan shall be specified in the Stock Option Agreement but shall be no greater than five years from the date of grant; and

      (iii) no Option or interest therein may be pledged, hypothecated, encumbered or otherwise made subject to execution, attachment or similar process, and no Option or interest therein shall be assignable or transferable by the holder otherwise than by will or by the laws of descent and distribution or to a beneficiary upon the death of a Participant, and an Option shall be exercisable during the lifetime of the holder only by him or by his guardian or legal representative, except that an Option may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferee in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of the Stock Option Agreement (subject to any terms and conditions which the Committee may impose thereon). A transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Stock Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(e) ADDITIONAL MEANS OF PAYMENT.

Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto. Other forms of payment include: the surrender of stock then owned by the Participant, the surrender of the portion of the Option which represents the Exercise Price, the cancellation of indebtedness, the waiver of consideration due for services rendered, or the tender of a full recourse promissory note.

(f) EXERCISE.

The holder of an Option may exercise the same by filing with the Corporate Secretary of the Company a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such Option is being exercised, and accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

(g) WITHHOLDING TAXES.

Prior to issuance of the Shares upon exercise of an Option, the Participant shall pay or take adequate provision for the payment of any federal, state, local or foreign withholding obligations of the Company or any Subsidiary or Affiliate of the Company, if applicable. In the event a Participant shall fail to make adequate provision for the payment of such obligations, the Company shall have the right to withhold an amount of Shares otherwise deliverable to the Participant sufficient to pay such withholding obligations or, in the discretion of the Committee, to refuse to honor the exercise.

(i) TERMINATION OF OPTIONS.

Options granted under the Plan shall be subject to the following events of termination, unless otherwise provided in the Stock Option Agreement:

(i) in the event a Participant who is a Director (but not an Officer or Employee) is removed from the Board or the board of directors of a Subsidiary or an Affiliate, as the case may be, for cause (as contemplated by the charter, by-laws or other organizational or governing documents), all unexercised Options held by such Participant on the date of such removal (whether or not vested) shall expire immediately;

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(ii) In the event the employment of a Participant who is an Officer or Employee is terminated for Cause, or in the event the services of a Participant who is a eligible consultant are terminated for Cause, all unexercised Options held by such Participant on the date of such termination (whether or not vested) shall expire immediately; and

(iii) in the event a Participant is no longer a Director, Officer, Employee, consultant or independent contractor, other than for the reasons set forth in Sections 9(i)(i) or 9(i)(ii) hereof, all Options which remain unvested on the date the Participant ceases to be a Director, Officer or Employee, as the case may be, shall expire immediately, and all Options which have vested prior to such date shall expire twelve months thereafter unless by their terms they expire sooner.

10. RECAPITALIZATION.

(a) CORPORATE FLEXIBILITY.

The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any split-up, adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any Option or underlying Shares.

(b) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Except as otherwise provided in Section 11, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to:

      (i) the aggregate number of Shares available for issuance under the Plan;
      (ii)  the number of Shares available for any individual award;
      (iii) the number and exercise price of Shares subject to outstanding Options; PROVIDED, HOWEVER, that the number of Shares subject to any Option shall always be a whole number; and
      (iv) such other matters as shall be appropriate in light of the circumstances.

11. CHANGE OF CONTROL

(a) In the event of a Change of Control (as defined below), unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, all Options not vested on or prior to the effective time of any such Change of Control shall vest immediately prior to such effective time. Unless otherwise determined in the event of a Change of Control, all by the Committee in the Stock Option Agreement or at the time of a Change of Control, outstanding Options shall terminate and cease to be outstanding immediately following the Change of Control; PROVIDED, HOWEVER, that no such Option termination shall occur unless a Participant shall have been given five business days, following prior written notice, to exercise such Participant's outstanding vested Options at the effective time of the Change of Control, or at the discretion of the Committee to receive cash in an amount per Share subject to such Options equal to the amount by which the price paid for a Share (determined on a fully diluted basis and taking into account the exercise price, as determined by the Committee) in the Change of Control exceeds the per share exercise price of such Options. The Committee in its sole and absolute discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights.

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(b) A 'Change of Control' will be deemed to occur on the date any of the following events occur:

      (i) any person or persons acting together which would constitute a 'group' for purposes of Section 13(d) of the Exchange Act;

      (ii) persons other than the Current Directors (as herein defined) constitute a majority of the members of the Board (for these purposes, a 'Current Director' means any member of the Board as of the date of this Agreement) or (B) an agreement providing for the merger or consolidation of the Company (1) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary of the Company in which all shares of Common Stock of the Company or common stock in the Significant Subsidiary outstanding immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving corporation and (if the Company ceases to exist) the surviving corporation assumes all outstanding Options) or (2) pursuant to which, even though the Company is the continuing or surviving corporation, the shares of Common Stock of the Company or common stock in the Significant Subsidiary are converted into cash, securities or other property; PROVIDED, HOWEVER, that no 'Change of Control' shall be deemed to occur as the result of a consolidation or merger of the Company or a Significant Subsidiary in which the holders of the shares of Common Stock of the Company immediately prior to the consolidation or merger have, as a result thereof, directly or indirectly, at least a majority of the combined voting power of all classes of voting stock of the continuing or surviving corporation or its parent immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation or its parent; or

      (iii) the consummation of an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a Significant Subsidiary other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of Common Stock immediately prior to such sale or disposition.

12. SECURITIES LAW REQUIREMENTS.

No Shares shall be issued under the Plan unless and until:

      (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; and
      (ii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

13. AMENDMENT AND TERMINATION.

(a) MODIFICATIONS TO THE PLAN.

The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever.

(b) RIGHTS OF PARTICIPANT.

No amendment, suspension or termination of the Plan or of any Option that would adversely affect the right of any Participant with respect to an Option previously granted under the Plan will be effective without the written consent of the affected Participant. No amendment shall increase the maximum number of shares which may be awarded under the Plan, materially increase the benefits accruing to a Participant or materially modify the eligibility requirements.

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14. SECURITIES LAW REQUIREMENTS.

(a) The Board may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Board shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

(b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934; (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

15. MISCELLANEOUS.

(a) SHAREHOLDERS' RIGHTS.

No Participant and no beneficiary or other person claiming under or through such participant shall acquire any rights as a shareholder of the Company by virtue of such Participant having been granted an Option under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option, except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise of an Option, except as may be provided in the Stock Option Agreement. The Company shall issue stock certificates required to be issued in connection with the exercise of an Option with reasonable promptness after such exercise.

(b) OTHER COMPENSATION ARRANGEMENTS.

Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to shareholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

(c) TREATMENT OF PROCEEDS.

Proceeds realized from the exercise of Options under the Plan shall constitute general funds of the Company.

(d) COSTS OF THE PLAN.

The costs and expenses of administering the Plan shall be borne by the Company.

(e) NO RIGHT TO CONTINUE EMPLOYMENT OR SERVICES.

Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to render services to the Company, a Subsidiary or Affiliate; to continue as a Director, Officer, Employee, consultant or independent contractor; or affect the right of the Company, a Subsidiary, an Affiliate, the Board, the board of directors of a Subsidiary or an Affiliate, the shareholders of the Company or a Subsidiary, or the holders of interests of an Affiliate, as applicable, to terminate the directorship, office, employment or consultant or independent contractor relationship, as the case may be, of any Participant at any time with or without Cause. The term 'Cause' as defined herein is included solely for the purposes of the Plan and is not, and shall not be deemed to be: (i) a restriction on the right of the Company, a Subsidiary or Affiliate, as the case may be, to terminate any Officer or Employee for any reason whatsoever; or (ii) a part of the employment relationship (whether oral or written, express or implied) of any such individual.

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(f) SEVERABILITY.

The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

(g) GOVERNING LAW.

The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Florida applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

(h) HEADINGS.

The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(i) NO VIOLATION.

Notwithstanding any provisions in this Plan to the contrary, no Option may be granted and no Shares may be repurchased by the Company if such grant or repurchase would otherwise violate the terms of any agreement entered into by the Company.